WARRANT REGISTRATION RIGHTS AGREEMENT

		This Registration Rights Agreement (the "Agreement") is made and entered into as of December 20, 1993, by and among Terex
Corporation, a Delaware corporation (the "Company"), and the persons whose signatures appear on the execution pages of this Agreement.

		This Agreement is made pursuant to the Purchase Agreements, dated as of the date hereof, among the Company and the Purchasers named therein (collectively the "Purchase
Agreement"). In order to induce the Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the Closing under the Purchase Agreement.

		The parties hereby agree as follows:

1.	Definitions

		Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement.
As used in this Agreement, the following terms shall have the following meanings:

		Advice:  See Section 5 hereof.

		Common Stock: The common stock, par value $.01 per share, of the Company.

		Effectiveness Date:  The 90th day following the Closing Date.

		Filing Date:  The 30th day following the Closing Date.

		Initial Shelf Registration:  See Section 3 hereof.

		Losses:  See Section 7 hereof.

		Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable
Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

		Registrable Securities: The Warrants and the Warrant Shares (as defined in the Warrant Agreement) issuable upon the exercise of the Warrants in accordance with the terms of the Warrant
Agreement, in each case unless acquired by the holder thereof pursuant to an effective Registration Statement or Rule 144.

		Registration Statement: Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

		Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the SEC.

		Rule 144A: Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the SEC.

		Rule 415: Rule 415 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the SEC.

		SEC:  The Securities and Exchange Commission.

		Shelf Registration: The Initial Shelf Registration and any Subsequent Shelf Registration.

		Special Counsel: Skadden, Arps, Slate, Meagher & Flom, special counsel to the Purchasers, or any other substitute special counsel chosen by the holders entitled to vote a majority of the Registrable Securities.

		Subsequent Shelf Registration:  See Section 3 hereof.

		Underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

		Warrants: The 1,300,000 Common Stock Purchase Warrants issued and sold pursuant to the Warrant Agreement and the Purchase
Agreement.

		Warrant Agreement: The Warrant Agreement, dated as of the Closing Date, by and between the Company and the Warrant Agent named therein.

2.	Holders of Registrable Securities.

		Whenever a number or percentage of Registrable Securities is to be determined hereunder, each then outstanding Warrant shall be deemed to be equal to the number of shares of Common Stock into which such Warrant is then convertible.

3.	Shelf Registration

			(a)	Initial Shelf Registration.  The Company shall cause a
Registration Statement for an offering to be made on a
continuous basis pursuant to Rule 415 covering all of the
Registrable Securities (the "Initial Shelf Registration") to be
filed on or prior to the Filing Date.  The Initial Shelf
Registration shall be on Form S-1 or another appropriate form available to the Company, permitting registration of such
Registrable Securities for resale by the holders of the
Registrable Securities in the manner or manners designated by them (including, without limitation, one or more underwritten offerings).  The Company shall not permit any securities other than the Registrable Securities to be included in the Shelf
Registration.  The Company shall use its best efforts to cause such Registration Statement to be declared effective under the
Securities Act on or prior to the Effectiveness Date and to keep the Initial Shelf Registration continuously effective under the
Securities Act until there are no longer any Registrable
Securities outstanding.

			(b)	Subsequent Shelf Registrations.  If the Initial Shelf
Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during which Registrable
Securities remain outstanding, the Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness thereof at the earliest possible moment, and in any event shall, to the extent possible, within 30 days of such cessation of effectiveness, amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional
"shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities (a "Subsequent Shelf
Registration").  If a Subsequent Shelf Registration is filed, the Company shall use its best efforts to cause the Subsequent
Shelf Registration to become effective as soon as practicable after such filing and to keep such Registration Statement
continuously effective until there are no longer any Registrable
Securities outstanding.

			(c)	Supplements and Amendments.  The Company shall supplement
and amend the Shelf Registration if required by the rules,
regulations or instructions applicable to the registration form used by the Company for such Shelf Registration, if required by the Securities Act.

4.	Hold-Back Agreements

		The Company agrees not to effect any public or private sale or distribution (including a sale pursuant to Regulation D under the Securities Act) of any Common Stock, or any securities convertible into or exchangeable or exercisable for such Common
Stock (except pursuant to any offering to directors, officers and employees of the Company and its subsidiaries pursuant to any Company benefit plan as defined in Rule 405 of Regulation C under the Securities Act), during the 10 days prior to, and during the 90-day period beginning on, (A) the effective date of any Registration Statement filed pursuant to Section 3 hereof unless the holders entitled to vote a majority of Registrable
Securities to be included in such Registration Statement consent or (B) the commencement of an underwritten public distribution of Registrable Securities, where the managing underwriter so requests.

5.	Registration Procedures

		In connection with the Company's registration obligations pursuant to Section 3 hereof, the Company shall effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

			(a)	Prepare and file with the SEC, as soon as practicable
after the date hereof but in any event prior to the Filing Date, a Registration Statement or Registration Statements on any
appropriate form under the Securities Act available for the sale of the Registrable Securities by the holders thereof in
accordance with the intended method or methods of distribution thereof, and cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing a Registration Statement or
Prospectus or any amendments or supplements thereto the Company shall (i) at least five (5) Business Days prior to filing with the SEC, furnish to the holders of the Registrable Securities, the Special Counsel, the managing underwriters, if any, and
their counsel copies of all such documents, which documents will be subject to the review of such holders, the Special Counsel, such underwriters and their counsel, and (ii) upon reasonable notice during normal business hours make available for
inspection by such persons copies of all such financial and
other information and books and records of the Company, and
cause the officers, directors and employees of the Company,
Company counsel and independent certified public accountants of the Company, to respond to such inquiries, as shall be
necessary, in the opinion of respective counsel to such holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act.  The Company shall not file any such Registration Statement or amendment thereto or any
Prospectus or any supplement thereto to which the holders
entitled to vote a majority of the Registrable Securities
covered by such Registration Statement, the Special Counsel or the managing underwriter, if any, shall reasonably object within the first three Business Days of said 5 Business Day period and in writing, specifying such objections and the actions such
persons believe are necessary to eliminate such objections;
provided that the Company shall be permitted to take such
actions that are required to comply with applicable law.  Each holder of Registrable Securities agrees (i) to keep confidential any non-public information relating to the Company received by such holder pursuant to this Agreement and not disclose such information (other than to an Affiliate and, in such case, the holder will cause such Affiliate to respect the confidentiality provisions of this Section 5(a)) and (ii) to abstain from
trading in any securities of the Company on the basis of
material, non-public information, in each case until such
information has been made generally available to the public and, in the case of clause (i) above, unless the release of such
information is necessary to respond to inquiries of regulatory authorities (including the National Association of Insurance
Commissioners, or similar organizations or their successors), ordered pursuant to a subpoena or other order from a court of competent jurisdiction or otherwise required by law.

			(b)	Prepare and file with the SEC such amendments and
post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 3;
cause the related Prospectus to be supplemented by any required
Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration
Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or to such Prospectus as so supplemented.

			(c)	Furnish to such selling holders, the Special Counsel and
the Underwriters, if any, without charge, (i) a copy of the
order of the Commission declaring such Registration Statement and any post-effective amendment thereto effective and (ii) such reasonable number of copies of such Registration Statement and of each amendment and supplement thereto (in each case including the documents incorporated therein by reference and all
exhibits), such reasonable number of copies of the Prospectus included in such Registration Statement (including each
preliminary Prospectus), and such reasonable number of copies of the final Prospectus as filed by the Company pursuant to Rule
424(b) under the Securities Act, in conformity with the
requirements of the Securities Act, and such other documents, as such persons may reasonably request.  The Company hereby
consents to the use of the Prospectus by each of the selling holders of Registrable Securities and any underwriter in
connection with the offering and sale of the Securities covered by the Prospectus.

			(d)	Notify the selling holders of Registrable Securities, the
Special Counsel and the managing underwriters, if any, promptly
(but in any event within five Business Days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus
supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective
amendment, when the same has become effective, (ii) of any
request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration
Statement or related Prospectus or for additional information,
(iii) of the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the
effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time when a
Prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities, the
representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by
Section 5(m) below cease to be true and correct, (v) of the
receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any
jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event which makes any statement made in such Registration Statement or related
Prospectus or any document incorporated or deemed to be
incorporated therein by reference untrue in any material respect or which requires the making of any changes in a Registration
Statement, Prospectus or documents so that, in the case of the
Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement
would be appropriate.

			(e)	Use its best efforts to cause all of the Securities that
are to be included in a Registration Statement hereunder to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the holder or holders
thereof to consummate the disposition of the Registrable
Securities.

			(f)	Use its best efforts to prevent the issuance of any order
suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification)
of any of the Registrable Securities for sale in any
jurisdiction, and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order at the
earliest possible moment.

			(g)	If requested by the managing underwriters, if any, or the
holders entitled to vote a majority of the Registrable
Securities being sold, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, or such holders reasonably
request to be included therein to comply with applicable law and
(ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the
Company has received notification of the matters to be
incorporated in such Prospectus supplement or post-effective amendment.

			(h)	Use its best efforts to register or qualify, and
cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable
Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any seller or managing underwriter reasonably requests in writing;
keep each such registration or qualification (or exemption therefrom) effective during the period such Registration
Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; and if Securities are offered other than through an underwritten offering, cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h).

			(i)	Cooperate with the selling holders of Registrable
Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing
Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be registered in such names as the managing underwriters, if any, or holders may reasonably request at least two Business Days prior to any sale of Registrable
Securities.

			(j)	Upon the occurrence of any event contemplated by
paragraph 5(d)(vi) or 5(d)(vii) above, as promptly as practicable prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related
Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

			(k)	Use its best efforts to cause all shares of Common Stock
that are Registrable Securities covered by such Registration
Statement, upon issuance, to be (i) listed on each securities exchange, if any, on which similar securities issued by the
Company are then listed, or (ii) authorized to be quoted on the
National Association of Securities Dealers Automated Quotation
System ("NASDAQ") or the National Market System of NASDAQ if the
securities so qualify.

			(l)	Prior to the effective date of the Shelf Registration (i)
provide the transfer agent with printed certificates for the
Registrable Securities in a form eligible for deposit with The
Depository Trust Company and (ii) provide a CUSIP number for the
Registrable Securities.

			(m)	Enter into such agreements (including an underwriting
agreement in form, scope and substance as is customary in
underwritten offerings) and take all such other actions in
connection therewith (including those reasonably requested by the managing underwriters, if any, or the holders entitled to vote a majority of the Registrable Securities being sold) in order to expedite or facilitate the registration or disposition of such Registrable Securities and, in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the holders of such
Registrable Securities and the underwriters, if any, with
respect to the business of the Company and its subsidiaries, the
Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when reasonably requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably
satisfactory to the managing underwriters, if any, and the
holders entitled to vote a majority of the Registrable
Securities being sold) addressed to each selling holder of
Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings; (iii) obtain "cold comfort" letters and updates thereof (which letters and updates (in form, scope and substance shall be reasonably satisfactory to the managing underwriters, if any, and the Special Counsel or holders of a majority of the Registrable Securities being sold) from the
independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any
subsidiary of the Company or of any business acquired by the
Company for which financial statements and financial data is, or is required to be, included in the Registration Statement),
addressed to each selling holder of Registrable Securities and each of the underwriters, if any, such letters to be in
customary form and covering matters of the type customarily
covered in "cold comfort" letters in connection with
underwritten offerings; and (iv) deliver such documents and
certificates as may be requested by the holders entitled to vote a majority of the Registrable Securities being sold, the Special
Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the
Company and its Subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions
contained in the underwriting agreement or other similar
agreement entered into by the Company.  The above shall be done at each closing under such underwriting or similar agreement or, as and to the extent required thereunder.

			(n)	Comply in all material respects with all applicable rules
and regulations of the SEC and make generally available to its securityholders earning statements satisfying the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which
Registrable Securities are sold to underwriters in a firm
commitment or best efforts underwritten offering, and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

		The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing. The Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

		Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(d)(ii), 5(d)(iii), 5(d)(v), 5(d)(vi) or
5(d)(vii) hereof, such holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

6.	Registration Expenses

			(a)	All fees and expenses incident to the performance of or
compliance with this Agreement by the Company shall be borne by the Company whether or not any Registration Statement becomes effective.  Such fees and expenses shall include, without
limitation,

				(i) all registration and filing fees (including, without
limitation, fees and expenses (x) with respect to filings
required to be made with the National Association of Securities
Dealers, Inc. in connection with an underwritten offering or if otherwise required and (y) of compliance with state securities or "blue sky" laws (including without limitation, reasonable fees and disbursements of counsel for the underwriters or
selling holders in connection with "blue sky" qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or
holders of a majority of the Registrable Securities being sold may designate)),

				(ii) printing expenses (including, without limitation,
expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the
holders of a majority of the Registrable Securities included in any Registration Statement),

				(iii) messenger, telephone, duplication, word processing and delivery expenses,

				(iv) fees and disbursements of counsel for the Company and
reasonable fees and disbursements of the Special Counsel for the sellers of the Registrable Securities (subject to the provisions of Section 6(b)),

				(v) fees and disbursements of all independent certified
public accountants referred to in Section 5(m) hereof
(including, without limitation, the expenses of any special
audit and "cold comfort" letters required by or incident to such performance),

				(vi) Securities Act liability insurance if the Company so
desires such insurance, and

				(vii) fees and expenses of all other Persons retained by the
Company.  In addition, the Company shall pay its internal
expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar
securities issued by the Company are then listed and the fees and expenses of any Person, including special experts, retained by the Company.

			(b)	In connection with Shelf Registration hereunder, the
Company shall reimburse the holders of the Registrable
Securities being registered in such registration for (i) the reasonable fees and disbursements of not more than one counsel
(in addition to appropriate local counsel approved by the
Company), chosen by the holders of a majority of the Registrable
Securities being registered and (ii) other reasonable and
necessary out-of-pocket expenses of the holders of Registrable
Securities incurred in connection with the registration of the
Registrable Securities.

			(c)	Notwithstanding any other provisions of this Section 6,
the Company shall not be required to pay the fees or
disbursements of any underwriters or managing underwriters of
Registrable Securities, counsel to such underwriters and
managing underwriters (other than as contemplated by Section
6(a)(i)) or any underwriting discounts and commissions payable with respect to the Registrable Securities included in any such
Registration Statement or Registration Statements.

7.	Indemnification

			(a)	Indemnification by the Company.  The Company shall,
without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable
Securities, the officers, directors, agents and employees of each of them, each Person who controls each such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and
employees of such controlling persons, from and against any and all losses, claims, damages, liabilities, costs (including,
without limitation, costs of preparation and reasonable
attorneys' fees) and expenses (including expenses of
investigation) (collectively, "Losses") as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement,
Prospectus or form of Prospectus or in any amendment or
supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or
necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by such holder or reviewed and
approved in writing by such holder expressly for use therein.
The Company shall also indemnify each underwriter, selling
broker, dealer manager and similar securities industry
professional participating in the distribution, and each of
their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the
same extent as provided above with respect to the
indemnification of the holders of Registrable Securities.

			(b)	Indemnification by Holder of Registrable Securities.  In
connection with any Registration Statement in which a holder of
Registrable Securities is participating, such holder of
Registrable Securities shall furnish to the Company in writing or review and approve in writing such information as the Company reasonably requests for use in connection with any Registration
Statement or Prospectus and agrees to indemnify, to the fullest extent permitted by law, the Company, its directors and
officers, agents and employees, each Person who controls the
Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors,
officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any
Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the
statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing or reviewed and
approved in writing by such holder to the Company expressly for use in such Registration Statement or Prospectus.  In no event shall the liability of any selling holder of Registrable
Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

			(c)	Conduct of Indemnification Proceedings.  If any action or
proceeding (including any governmental investigation or inquiry)
shall be brought or any claim shall be asserted against any
Person entitled to indemnification hereunder (an "indemnified party"), such indemnified party shall promptly notify the party or parties from which such indemnity is sought (the
"indemnifying parties") in writing, provided, however, that the failure to so notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability except to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal) that the indemnifying parties have been prejudiced
materially by such failure.  All such fees and expenses
(including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding)
shall be paid to the indemnified party, as incurred, within 20
Business Days of written notice thereof to the indemnifying
party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder).

		The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party, within 20
Business Days after receipt of written notice from such indemnified party of such action, claim or proceeding, to assume, at its expense, the defense of any such action, claim or proceeding, provided, however, that an indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless: (1) the indemnifying party has agreed to pay such fees and expenses; or
(2) the indemnifying party shall have failed promptly to assume the defense of such action, claim or proceeding and to employ counsel reasonably satisfactory to such indemnified party in any such action, claim or proceeding or fails to employ counsel reasonably satisfactory to such indemnified party; or (3) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more material defenses available to such indemnified party that are in conflict with those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying parties in writing that it elects to employ separate counsel at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and the reasonable fees and expenses of such counsel shall be at the expense of the indemnifying party), it being understood, however, that, the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified parties, unless in the judgment of counsel to one or more of such indemnified parties, a conflict of interest may exist between or among such indemnified parties with respect to such action, claim or proceeding. Whether or not such defense is assumed by the indemnifying party, such indemnifying party or indemnified party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party shall be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action, claim or proceeding, each indemnifying party jointly and severally agrees subject to the exception and limitations set forth above, to indemnify and hold harmless each indemnified party from and against any loss or liability by reason of such settlement or judgment. The indemnifying party shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such action, claim or proceeding for which such indemnified party would be entitled to indemnification hereunder (whether or not any indemnified party is a party thereto).

			(d)	Contribution.  If the indemnification provided for in
this Section 7 is unavailable to an indemnified party under
Section 7(a) or 7(b) hereof in respect of any Losses or is
insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such
indemnified party, shall, jointly and severally, contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or
omissions that resulted in such Losses as well as any other
relevant equitable considerations.  The relative fault of such indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in
question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material
fact, has been taken or made by, or relates to information
supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include any reasonable legal or other fees or expenses incurred by such party in connection with any Proceeding.

		The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 7(d), an indemnifying party that is a selling holder of Registrable
Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

8.	Rules 144 and 144A

		The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any holder of Registrable
Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A.
The Company will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell
Registrable Securities without registration under the Securities
Act pursuant to the exemptions provided by Rule 144 and Rule
144A. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such information and filing requirements.

9.	Underwritten Registrations

		If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the holders of a majority of such Registrable Securities included in such offering.

10.	Miscellaneous

			(a)	Remedies.  In the event of a breach by the Company of its
obligations under this Agreement, each holder of Registrable
Securities, in addition to being entitled to exercise all rights provided herein, in the Registration Rights Agreement or in the
Purchase Agreement or granted by law, including recovery of
damages, will be entitled to specific performance of its rights under this Agreement.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by
reason of a breach by it of any of the provisions of this
Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

			(b)	No Inconsistent Agreements.  The Company has not, as of
the date hereof, and shall not, on or after the date of this
Agreement, enter into any agreement with respect to its
securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

			(c)	Amendments and Waivers.  The provisions of this
Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of holders of a majority of the then outstanding Registrable Securities;
provided, however, that Sections 5(a) and 7 shall not be amended, modified or supplemented, and waivers or consents to departures from this proviso may not be given, unless the Company has obtained the written consent of each holder of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

			(d)	Notices.  All notices and other communications provided
for or permitted hereunder shall be made in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, to the parties as follows:

				(x)  if to a holder of Registrable Securities, at the most
current address given by such holder to the Company in
accordance with the provisions of this Section 10(d), which
address initially is, with respect to each Purchaser, the
address set forth on his respective signature page attached
hereto with a copy to Skadden, Arps, Slate, Meagher & Flom, 300
South Grand Avenue, Los Angeles, California 90071, telecopy
number (213) 687-5600, Attention:  Michael A. Woronoff, Esq.; and

				(y)  if to the Company, initially at 500 Post Road East,
Westport, Connecticut  06880, Telecopier Number (203) 222-7978,
Attention: Marvin B. Rosenberg, and thereafter at such other address, notice of which is given in accordance with the
provisions of this Section 10(d);

or to such other address as any party may have furnished to the other parties in writing in accordance herewith. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Warrant Agent under the Warrant Agreement at the address specified in such Warrant Agreement.

			(e)	Successors and Assigns.  This Agreement shall inure to
the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each current and future holder of any Registrable Securities.

			(f)	Counterparts.  This Agreement may be executed in any
number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

			(g)	Headings.  The headings in this Agreement are for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

			(h)	Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK,
AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF
NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.  THE
COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY
NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE
CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF
MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION
OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND
IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT,
ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH
COURT.  THE COMPANY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT
MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH
SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY
CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY
SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  THE
COMPANY IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY
EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF
PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION
OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR
CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS SAID
ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH
MAILING.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PURCHASER
TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO
COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE
COMPANY IN ANY OTHER JURISDICTION.

			(i)	Severability.  If any term, provision, covenant or
restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

			(j)	Entire Agreement.  This Agreement is intended by the
parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or
referred to herein, with respect to the registration rights
granted by the Company with respect to the securities sold
pursuant to the Purchase Agreement.  This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

			(k)	Attorneys' Fees.  In any action or proceeding brought to
enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover
reasonable attorneys' fees in addition to any other available remedy.

			(l)	Securities Held by the Company or Its Respective
Affiliates. Whenever the consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Purchasers or subsequent holders of Registrable Securities if such Purchasers or subsequent holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

		IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    TEREX CORPORATION
                                    By: /s/Marvin B. Rosenberg
                                        Secretary



        WARRANT REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE


Purchaser: ________________________________

By:________________________________________
Name:______________________________________
Title:_____________________________________

Address:   ________________________________
           ________________________________
           ________________________________

Telephone: ________________________________
Telecopy:  ________________________________
Telex:     ________________________________


EACH PURCHASER EXECUTING THIS SIGNATURE PAGE ON BEHALF OF ONE OR
MORE MANAGED ACCOUNTS SHOULD PROVIDE THE NAME OF, AND THE
REQUESTED INFORMATION WITH RESPECT TO, EACH MANAGED ACCOUNT.